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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in this Amendment No. 1 to Registration Statement on Form S-1 of our reports dated February 11, 2000 relating to the consolidated financial statements for Inventa Corporation, and February 11, 2000 relating to the financial statements of XTEND-Tech, Inc., which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PRICEWATERHOUSECOOPERS LLP

San Jose, California
February 18, 2000